© 2006 Adolor Corporation. All rights reserved. Exhibit 99.2

September 5, 2006
Safe Harbor Statement
This oral presentation and the questions and answers that follow contain forward-looking statements, including, but not limited to, statements about:
• our collaborator’s ability to receive FDA approval for use of Entereg® in chronic pain patients taking opioids
• our ability to receive FDA approval for our NDA in POI for Entereg®
• anticipated dates of clinical trial initiation, completion, and announcement of trial results by us and our collaborators
• anticipated dates for regulatory submissions by us and our collaborators and regulatory actions
• anticipated results of clinical trials
• anticipated efforts of our collaborators
• our plans for manufacturing and supply for our products
• our research efforts
• anticipated operating losses and capital expenditures
• estimates of the market opportunity and the commercialization plans for our product candidates
• our ability to acquire or in-license products and product candidates.
These statements are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. Such known risks and uncertainties relate to, among other factors: the risk that regulatory approvals for use of alvimopan
(Entereg® ) in patients taking opioids for chronic pain who have experienced symptoms of opioid-induced bowel dysfunction (OBD) are not achieved; the risk that
Adolor may not obtain FDA approval of the Entereg® POI NDA whether due to the risk that: Adolor is not able to provide additional data satisfactory to the FDA to obtain approval for the NDA; Adolor is not able to justify that the median reduction in time to GI recovery seen in bowel resection patients treated with Entereg® is clinically meaningful; the adequacy of Studies 302, 306, 308, 313 and 314 to support FDA approval, the results from other clinical trials of Entereg®, including the GlaxoSmithKline
Phase 3 Study 001, the adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, reliance on third party manufacturers, adverse safety findings or otherwise; the risk that the FDA may not agree with our analyses of
Studies 302, 306, 308, 313 and 314 and may evaluate the results of these studies by different methods or conclude that the results from the studies are not statistically significant, clinically meaningful or do not support safety, or that therewere human errors in the conduct of the studies or otherwise; the risk that the results of
Study 001 do not support a submission of a marketing approval application for Entereg® in Europe; the risk of unfavorable results of trials in other indications, including trials being conducted by our collaborator, adverse safety findings, or otherwise; the risk that NDAs for Entereg® may not be submitted in other indications;
the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; Adolor’s history of operating losses since inception and its need for additional funds to operate its business; Adolor’s reliance on its collaborators, including GlaxoSmithKline, in connection with the development and commercialization of Entereg®; market acceptance of Adolor’s products, if regulatory approval is achieved; securities litigation; competition; and
other risk factors detailed from time to time in reports filed by Adolor with the Securities and Exchange Commission. We urge you to carefully review and consider the disclosures found in these filings which are available in the SEC EDGAR database at www.sec.gov. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Adolor undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

3 September 5, 2006 Phase 3 clinical studies 012 and 013 evaluating Entereg® (alvimopan) for the treatment of opioid-induced bowel dysfunction (OBD) in chronic non-cancer pain September 5, 2006

September 5, 2006
Overview of Study Design
Primary Endpoint
Primary Endpoint
Spontaneous Bowel Movement Frequency Responders
Spontaneous Bowel Movement Frequency Responders
–
–
Proportion of subjects with 3 or more SBMs/week where this is an
Proportion of subjects with 3 or more SBMs/week where this is an increase of at least 1 SBM/week on average over baseline
increase of at least 1 SBM/week on average over baseline
Study Design
Study Design
Randomized, double-blind, 12-weeks of treatment
Randomized, double-blind, 12-weeks of treatment
2 doses of alvimopan (0.5mg QD and 0.5mg BID) and placebo
2 doses of alvimopan (0.5mg QD and 0.5mg BID) and placebo
2-week screening, 12 weeks of treatment, and 2 weeks of no-treatment
2-week screening, 12 weeks of treatment, and 2 weeks of no-treatment follow-up
follow-up
Study Population
Study Population
Adult male and female chronic non-cancer pain patients
Adult male and female chronic non-cancer pain patients
N=518 (012) and 485 (013)
N=518 (012) and 485 (013)
<3 spontaneous BMs/week during screening
<3 spontaneous BMs/week during screening
At least one of the following for
At least one of the following for
25% of BMs during screening: incomplete
25% of BMs during screening: incomplete
evacuation, straining, hard or small pellet stools
evacuation, straining, hard or small pellet stools

September 5, 2006
SBM Frequency Responders
Weeks 1-12
LOCF LOCF *p<0.00001 vs. placebo *p<0.00001 vs. placebo
*
Study 012 Study 012
Study 013 Study 013
p=0.214 p=0.214
p=0.259 p=0.259
p=0.065 p=0.065
61
48
72
0
10
20
30
40
50
60
70
80
Placebo (n=172) Alvimopan 0.5mg
QD (n=174)
Alvimopan 0.5mg
BID (n=172)
63
56
63
0
10
20
30
40
50
60
70
80
Placebo (n=164) Alvimopan 0.5mg
QD (n=161)
Alvimopan 0.5mg
BID (n=160)

September 5, 2006
20
30
40
50
60
70
80
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Placebo
(n=172)
Alvimopan
0.5mg QD
(n=174)
Alvimopan
0.5mg BID
(n=172)
Week
Week
Treatment
Follow-
up
Weekly SBM Frequency Responders
Study 012
LOCF
LOCF
p<0.004 for alvimopan 0.5mg BID vs. placebo during treatment
p<0.004 for alvimopan 0.5mg BID vs. placebo during treatment

September 5, 2006
20
30
40
50
60
70
80
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Placebo
(n=164)
Alvimopan
0.5mg QD
(n=161)
Alvimopan
0.5mg BID
(n=160)
Week
Week
Treatment
Follow-
up
Weekly SBM Frequency Responders
Study 013
LOCF
LOCF
p<0.05 for alvimopan 0.5mg BID vs. placebo at weeks 1, 3, 9
p<0.05 for alvimopan 0.5mg BID vs. placebo at weeks 1, 3, 9

September 5, 2006
20
30
40
50
60
70
80
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Study 012
(n=172)
Study 013
(n=160)
Week
Week
Treatment
Follow-
up
Weekly SBM Frequency Responders
Alvimopan 0.5mg BID
LOCF
LOCF

September 5, 2006
Change in Weekly SBM Frequency
Weeks 1-12
LOCF LOCF
*p<0.005 vs. placebo
*p&#60;0.005 vs. placebo
<0.005 vs. placebo
0.005 vs. placebo
*
Study 012 Study 012
Study 013 Study 013
*
*
*
3.42
2.01
3.51
0
1
2
3
4
5
Placebo (n=172)
Alvimopan 0.5mg
QD (n=174)
Alvimopan 0.5mg
BID (n=172)
3.19
2.18
3.05
0
1
2
3
4
5
Placebo (n=164) Alvimopan 0.5mg
QD (n=161)
Alvimopan 0.5mg
BID (n=160)

September 5, 2006
Summary of Safety Findings from Studies 012 and 013
There was no effect on pain and/or analgesia as assessed by
changes in opioid use or visual analog pain scores
Alvimopan was generally well tolerated in studies 012 & 013
with a safety and tolerability profile comparable to placebo
– Most frequently reported AEs were GI related, including
abdominal pain, diarrhoea, nausea and vomiting

September 5, 2006
Implications of Results of Studies 012 and 013
Study 012 achieved its primary endpoint in patients treated with alvimopan 0.5mg BID (p=<0.001)
– Confirms positive results of phase 2b study 011 in both responder analysis and secondary endpoint of change in average weekly SBMs
Study 013 confirms results seen in studies 011 and 012 on the secondary endpoint of change in average weekly SBMs
– Differences in responder analysis that need to be further investigated
Within both studies changes in SBMs were seen within the first week and sustained throughout the 12 week treatment period
Ongoing safety study 014 will provide additional data on the long term safety of alvimopan

September 5, 2006
A randomized, double-blind, placebo-controlled,
multicenter phase IIb study (767905/008) to
evaluate the efficacy and safety of Entereg
(alvimopan) for the treatment of opioid-induced
bowel dysfunction in chronic cancer pain patients

September 5, 2006
Overview of Study Design
Primary Endpoint
Primary Endpoint
Change from baseline in average weekly SCBM frequency
Change from baseline in average weekly SCBM frequency
–
–
SCBM defined as bowel movement with no laxative use in the
SCBM defined as bowel movement with no laxative use in the
previous 24 hours that provided the subject with a feeling of previous 24 hours that provided the subject with a feeling of complete evacuation
complete evacuation
Study Design
Study Design
Randomized, double-blind, 3 weeks of treatment
Randomized, double-blind, 3 weeks of treatment
–
–
3 alvimopan doses (0.5mg BID, 1mg QD, 1mg BID) &  placebo
3 alvimopan doses (0.5mg BID, 1mg QD, 1mg BID) &  placebo
–
–
1
1
week
week
screening,
screening,
3
3
weeks
weeks
of
of treatment,
, and
and
1
1
week
week
follow-up
follow-up
Study Population
Study Population
233 adult male and female with chronic cancer pain taking opioids and
233 adult male and female with chronic cancer pain taking opioids and experiencing symptoms associated with OBD
experiencing symptoms associated with OBD
< 3 spontaneous complete BMs/week during screening
< 3 spontaneous complete BMs/week during screening
At least one of the following for
At least one of the following for
25% of BMs during screening:
25% of BMs during screening:
–
–
Incomplete evacuation, straining, hard or small pellet stools
Incomplete evacuation, straining, hard or small pellet stools

14 September 5, 2006 1.9 1.55 1.76 2.14 0 1 2 3 Placebo (N=71) Alvimopan 0.5mg BID (N=68) Alvimopan 1mg QD (N=27) Alvimopan 1mg BID (N=67) Study 008 Change in Weekly SCBM Frequency Weeks 1-3 LOCF LOCF

September 5, 2006
2.82
1.6
2.7
3.08
0
1
2
3
Placebo
(N=71)
Alvimopan
0.5mg BID
(N=68)
Alvimopan
1mg QD
(N=27)
Alvimopan
1mg BID
(N=67)
Study 008 Change in Weekly SBM Frequency
Weeks 1-3
LOCF
LOCF
*p<0.05 vs. placebo
*p<0.05 vs. placebo
* *

September 5, 2006
Implications of Study 008 results
Taken together with the results of other studies of
alvimopan, study 008 supports the findings of potential
benefit in the chronic cancer pain population
Safety and tolerability profile similar to placebo and
consistent with observations in other studies of alvimopan
in chronic non-cancer pain patients
Ongoing blinded extension study (684) to provide
additional data and insight into this patient population

© 2006 Adolor Corporation. All rights reserved.